UNITED STATES SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported: October 24, 2007

Tower Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50990	13-3894120
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
120 Broadway, 31st Floor New York, NY 10271
(Address of principal executive offices)

(212) 655-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14b-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01.  AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS.

On October 24, 2007, the Company amended its Amended and Restated By-laws to provide for the issuance of uncertificated or book entry shares of the Company’s stock.  The Company’s By-laws previously provided for the issuance of shares only in certificated form. Following this amendment to Sections 6.1, 6.2 and 6.3 of the Company’s By-laws, shares of the Company’s stock may be issued in either certficated or uncertificated form.  A copy of the Amended and Restated By-laws of the Company, as amended on October 24, 2007, is attached as an exhibit.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are filed as part of this report.

Number	Description
3.1	Copy of Amended and Restated By-laws of the Company, as amended on October 24, 2007

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tower Group, Inc.
Registrant

Date: October 26, 2007	/s/ Stephen L. Kibblehouse
STEPHEN L. KIBBLEHOUSE
Senior Vice President & General Counsel